POWER OF ATTORNEY

Each of the undersigned constitutes Brian Muench, Erik T. Nelson, Samantha Rawleigh, and James E. Nelson, individually, as his or her true and lawful attorney, with full power to each of them to sign for him or her, in his or her name and in his or her capacity as a trustee of the Allianz Variable Insurance Products Trust and Allianz Variable Insurance Products Fund of Funds Trust, any registration statement on Form N-14 relating to the reorganization of each series identified as an Acquired Fund on Exhibit A hereto into each corresponding series identified as an Acquiring Fund on Exhibit A, each a series of the Allianz Variable Insurance Products Trust or Allianz Variable Insurance Products Fund of Funds Trust (the “Registration Statement”), and any and all amendments thereto, of the Allianz Variable Insurance Products Trust and Allianz Variable Insurance Products Fund of Funds Trust filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 for the purpose of complying with the registration or other filing requirements set forth therein.  This Power of Attorney authorizes the above individuals to sign the name of each of the undersigned and will remain in full force and effect until specifically rescinded by the undersigned.

Each of the undersigned specifically permits this Power of Attorney to be filed as an exhibit to the Registration Statement or any amendment to the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940.

This Power of Attorney may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which shall be deemed to be a single document.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand as of this 13th day of December, 2022.

/s/ Peter R. Burnim
________________________________________
Peter R. Burnim

/s/ Peggy L. Ettestad
_________________________________________
Peggy L. Ettestad

/s/ Claire R. Leonardi
_________________________________________
Claire R. Leonardi

/s/ Dickson W. Lewis
 _________________________________________
Dickson W. Lewis

/s/ Tamara Lynn Fagely
_________________________________________
Tamara Lynn Fagely

/s/ Richard H. Forde
_________________________________________
Richard H. Forde

/s/ Jack Gee
_________________________________________
Jack Gee

POWER OF ATTORNEY

The undersigned constitutes Erik T. Nelson, Samantha Rawleigh, and James E. Nelson, individually, as his true and lawful attorney, with full power to each of them to sign for him, in his name and in his capacity as a trustee of the Allianz Variable Insurance Products Trust and Allianz Variable Insurance Products Fund of Funds Trust, any registration statement on Form N-14 relating to the reorganization of each series identified as an Acquired Fund on Exhibit A hereto into each corresponding series identified as an Acquiring Fund on Exhibit A, each a series of the Allianz Variable Insurance Products Trust or Allianz Variable Insurance Products Fund of Funds Trust (the “Registration Statement”), and any and all amendments thereto, of the Allianz Variable Insurance Products Trust and Allianz Variable Insurance Products Fund of Funds Trust filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 for the purpose of complying with the registration or other filing requirements set forth therein.

This Power of Attorney authorizes the above individuals to sign the name of the undersigned and will remain in full force and effect until specifically rescinded by the undersigned.

The undersigned specifically permits this Power of Attorney to be filed as an exhibit to the Registration Statement or any amendment to the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 13th day of December, 2022.

/s/ Brian Muench
_________________________________________
Brian Muench, President

Exhibit A

Acquired Fund	Acquiring Fund
Allianz Variable Insurance Products Trust
AZL® DFA 5 Year Global Fixed Income Fund • Shares	AZL® Enhanced Bond Index Fund •Shares
AZL® Gateway Fund •Shares	AZL® Fidelity Institutional Asset Management® Multi-Strategy Fund •Class 2 Shares
AZL® MetWest Total Return Bond Fund •Shares	AZL® Fidelity Institutional Asset Management® Total Bond Fund •Class 2 Shares
AZL® MSCI Emerging Markets Equity Index Fund •Class 1 Shares •Class 2 Shares	AZL® International Index Fund •Class 1 Shares •Class 2 Shares
Allianz Variable Insurance Products Fund of Funds Trust
AZL MVP FusionSM Conservative Fund •Shares	AZL® MVP Fidelity Institutional Asset Management® Multi-Strategy Fund •Shares
AZL MVP FusionSM Balanced Fund •Shares	AZL® MVP Balanced Index Strategy Fund •Shares
AZL MVP FusionSM Moderate Fund •Shares	AZL® MVP DFA Multi-Strategy Fund •Shares